EXHIBITS 6.2(e) AND 6.3(e)

               FORM OF ASSIGNMENT OF THE CONTRACTS THAT ARE ASSETS
                                       AND
           INSTRUMENT OF ASSUMPTION OF THE CONTRACTS THAT ARE ASSUMED
                                  LIABILITIES